Income Taxes - Changes in valuation allowance for deferred tax assets (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2022		Mar. 31, 2021		Mar. 31, 2020
Income Tax [Abstract]
Balance at beginning of year	¥ 428,014		¥ 388,411		¥ 444,916
Net change during the year	38,131	[1]	39,603	[2]	(56,505)	[3]
Balance at end of year	¥ 466,145		¥ 428,014		¥ 388,411

[1]	Primarily includes an increase of ¥51,706 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in operating loss carryforwards, and a reduction of ¥13,575 million of valuation allowances related to Japanese subsidiaries and the Company mainly due to a decrease of operating loss carryforwards. In total, ¥38,131 million of allowances increased for the year ended March 31, 2022.
[2]	Primarily includes an increase of ¥48,883 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, a reduction of ¥5,871 million of valuation allowances mainly due to an increase in valuation of financial instruments, and a reduction of ¥3,409 million of valuation allowances related to Japanese subsidiaries and the Company mainly due to an increase of valuation of financial instruments and a decrease of accrued pension and severance costs. In total, ¥39,603 million of allowances increased for the year ended March 31, 2021.
[3]	Primarily includes a reduction of ¥59,330 million of valuation allowances of certain foreign subsidiaries mainly by expiration of loss carryforwards, an increase of ¥11,462 million of valuation allowances mainly due to a decrease of valuation of financial instruments, and a reduction of ¥8,637 million related to Japanese subsidiaries and the Company mainly by utilization of loss carryforwards. In total, ¥56,505 million of allowances decreased for the year ended March 31, 2020.